UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2019
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2525 N. Stemmons Freeway,
Dallas, Texas 75207-2401
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Transition Agreement
As previously reported in a Form 8-K filed September 6, 2019, Timothy R. Wallace, Chief Executive Officer and President of Trinity Industries, Inc. (the “Company”), is transitioning from employment with the Company. In connection therewith, on December 17, 2019, the Company and Mr. Wallace entered into an Executive Transition Agreement (the “Agreement”), which sets forth certain matters with respect to the terms of Mr. Wallace’s phased transition. The terms and conditions of the Agreement include, but are not limited to, the following:

•
Mr. Wallace will continue to serve in a full time capacity in his current role as Chief Executive Officer and President of the Company, and a member of the Company’s Board of Directors (the “Board”), until the close of business on December 31, 2019, at which time Mr. Wallace will step down from his current roles.

•
Through March 5, 2020, Mr. Wallace will consult with the Company’s Chairman of the Board, his successor as Chief Executive Officer, or their designees, regarding, without limitation and consistent with his job duties and responsibilities, the financial, operational, commercial, legal (including public company reporting), and administrative business and activities of the Company and/or its subsidiaries or affiliates.

•	Mr. Wallace will help transition his current role, responsibilities, and business knowledge to his successor upon his successor’s appointment.
Mr. Wallace will be compensated as follows:

•
Through March 5, 2020, Mr. Wallace will be paid at his current compensation level. He will receive his 2019 short-term incentive award payable in March 2020, but will not be eligible to receive additional short-term incentive awards or new long-term incentive compensation grants from and after December 17, 2019, the effective date of the Agreement.

•
From March 6, 2020 through May 31, 2021, Mr. Wallace will be paid a base salary of $20,000.00 per calendar month, subject to Mr. Wallace’s accessibility to the Company for consultation with the Chairman of the Board, his successor as Chief Executive Officer, or their designees.

•	Mr. Wallace will be paid a stipend of $3,500 per month for use in obtaining office space of his choosing. The Company will also provide Mr. Wallace with administrative support.
All outstanding, performance and time-based, restricted stock, stock units, career stock grants, and career step share grants awarded to Mr. Wallace will be governed by the express language, terms, and conditions of the plans and agreements under which they were granted.
The Amended and Restated Change in Control Agreement dated January 1, 2019 (or any successor agreement), between the Company and Mr. Wallace was terminated as of the effective date of the Agreement.
During the term of the Agreement and, in certain circumstances, for additional periods thereafter, Mr. Wallace is subject to provisions providing for confidentiality and non-competition, and certain non-solicitation provisions regarding customers and employees of the Company.
Both Mr. Wallace and the Company have provided mutual releases to each other and have agreed to mutual non-disparagement provisions.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Interim Office of the Chief Executive Officer
From and after January 1, 2020, until Mr. Wallace’s successor is appointed, the Company will be managed by an interim Office of the Chief Executive Officer (the “Office of the CEO”), consisting of (i) Melendy E. Lovett, Senior Vice President and Chief Financial Officer, (ii) Eric R. Marchetto, Senior Vice President and Group President, and (iii) Sarah R. Teachout, Senior Vice President and Chief Legal Officer. The Office of the CEO will have the duties and responsibilities of the Chief Executive Officer and will report to the Board. Each of the members of the Office of the CEO will remain in their current positions with the Company while carrying out their Office of the CEO responsibilities.
Ms. Lovett (61) joined the Company in 2014 as Senior Vice President and Chief Administrative Officer. She was appointed Senior Vice President and Chief Financial Officer in 2019. A member of the Company's Board of Directors from 2012 to 2014, Ms. Lovett resigned her Board position at the time of her appointment as an officer of the Company. Prior to joining the Company in 2014, she was the Senior Vice President and President of the Education Technology business for Texas Instruments.
Mr. Marchetto (49) joined the Company in 1995. He was appointed Senior Vice President and Group President in 2019, after serving as the Chief Commercial Officer for the Company’s rail businesses since 2018. He served as Executive Vice President and Chief Administrative Officer for the Company’s rail businesses from 2016 to 2018, following service as Executive Vice President and Chief Financial Officer for the rail businesses from 2012 to 2016.
Ms. Teachout (46) joined the Company in 2015 as Deputy General Counsel. She was elected Vice President and Deputy General Counsel in 2016, and Senior Vice President and Chief Legal Officer in 2018. Prior to joining the Company, Ms. Teachout was a partner at the law firm of Akin Gump Strauss Hauer & Feld LLP from 2012 to 2015. Before joining Akin Gump, Ms. Teachout had been a partner at the law firm of Haynes and Boone, LLP since 2007.
There are no arrangements or understandings between Ms. Lovett, Mr. Marchetto, and Ms. Teachout and any other person pursuant to which they were appointed to the Office of the CEO. Ms. Lovett, Mr. Marchetto, and Ms. Teachout are not related to any other director or executive officer of the Company. There are no related person transactions involving Ms. Lovett, Mr. Marchetto, or Ms. Teachout that are reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1	Executive Transition Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 17, 2019	By:	/s/ Melendy E. Lovett
Name: Melendy E. Lovett
Title: Senior Vice President and Chief Financial Officer